                                                         EXHIBIT 99.3



                          INDEPENDENT AUDITORS' REPORT

The Partners
Sun Paging Communications:

We have audited the accompanying balance sheets of Sun Paging Communications (a Joint Venture) as of December 31, 1994 and 1993 and the related statements of operations, partners' equity, and cash flows for the year ended December 31, 1994 and the period August 6, 1993 (inception) to December 31, 1993. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun Paging Communications (a Joint Venture) as of December 31, 1994 and 1993 and the results of its operations and its cash flows for the year ended December 31, 1994 and the period August 6, 1993 (inception) to December 31, 1993 in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

May 24, 1995, except for note 5
  which is as of July 26, 1995

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                                 Balance Sheets

                                                   September 30,    December 31,    December 31,
          Assets                                       1995             1994            1993
       ------------                                 ----------       ----------      ----------
                                                   (unaudited)
Current assets:
  Cash                                                $222,843        $ 102,583        $108,840
  Trade accounts receivable,  net of allowance
   for doubtful accounts of $34,560 in 1995,
   $40,444 in 1994 and $242,812 in 1993                 20,520           29,483          78,777
  Accounts receivable from related party (note 3)           --            3,976          80,289
  Prepaid expenses                                      45,726           46,106          25,122
                                                    ----------      -----------     -----------
          Total current assets                         289,089          182,148         293,028
                                                    ----------      -----------     -----------

Property and equipment:
  Paging rental equipment, net of realization
   reserve of $200,000 in 1995 and 1994 and $0
   in 1993                                             659,165        1,219,621         901,336
  Building and leasehold improvements                   44,131           44,261          44,131
  Equipment and furnishings                            548,094          547,979         311,596
  Paging equipment                                   1,428,238        1,427,937       1,499,025
                                                    ----------      -----------     -----------
                                                     2,679,628        3,239,798       2,756,088
  Less accumulated depreciation and amortization     1,683,521        1,925,420       1,493,533
                                                    ----------      -----------     -----------
          Net property and equipment                   996,107        1,314,378       1,262,555
                                                    ----------      -----------     -----------

Licenses and goodwill, less accumulated
  amortization of $553,061 in 1995, $482,347
  in 1994 and $415,470 in 1993 (note 1)                515,488          566,202         629,079
                                                    ----------      -----------     -----------
                                                    $1,800,684       $2,062,728      $2,184,662
                                                    ----------      -----------     -----------
                                                    ----------      -----------     -----------

      Liabilities and
     Partners' Equity
    -------------------

Current liabilities:
  Trade accounts payable (note 3)                     $    438        $  41,804        $  6,412
  Accounts payable to related party (note 3)                --          142,942         218,640
  Other accrued expenses (note 3)                       84,726           69,632          79,043
  Deferred revenue                                      58,744           49,096          51,804
  Customer deposits                                     86,543           84,496          70,183
                                                    ----------      -----------     -----------
          Total current liabilities                    230,451          387,970         426,082
  Partners' equity (note 2)                          1,570,233        1,674,758       1,758,580
  Commitments (note 4)                                      --               --              --
                                                    ----------      -----------     -----------
                                                    $1,800,684       $2,062,728      $2,184,662
                                                    ----------      -----------     -----------
                                                    ----------      -----------     -----------


See accompanying notes to financial statements.

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                            Statements of  Operations


                                                                   Period from
                                                                 August 6, 1993
                               Nine Months Ended    Year Ended     (inception)
                                  September 30,    December 31,  to December 31,
                                       1995           1994            1993
                               ------------------  ------------  --------------
                                   (unaudited)

Revenue (note 1):
  Service and rental revenue       $1,149,011       $1,765,021       $ 167,180
  Equipment sales and
   installation                       186,893          287,106          15,738
                                   ----------       ----------       ---------

        Total revenue               1,335,904        2,052,127         182,918
                                   ----------       ----------       ---------

Operating expenses (note 1):
  Cost of service                     331,255          461,279         109,153
  Cost of equipment and
   installation (note 4)              216,907          342,034         136,089
  Sales and marketing                 195,342          339,416         129,659
  General and administrative
   (note 3)                           637,410          920,045         338,480
  Depreciation and amortization       309,515          573,175         194,186
                                   ----------       ----------       ---------

        Total operating expenses    1,690,429        2,635,949         907,567
                                   ----------       ----------       ---------

        Net loss                   $ (354,525)      $ (583,822)      $(724,649)
                                   ----------       ----------       ---------
                                   ----------       ----------       ---------

See accompanying notes to financial statements.

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                         Statements of Partners' Equity

                      Nine Months ended September 31, 1995,
                      Year ended December 31, 1994 and the
                           period from August 6, 1993
                        (inception) to December 31, 1993


                                      Palmer         American
                                  Communications    Mobilphone,
                                   Incorporated         Inc.            Total
                                  --------------   ------------       ---------

Initial capital contributions
  - August 6, 1993                   $1,440,277     $512,297         $1,952,574

Additional capital contributions        339,619      191,036            530,655
Net loss                               (463,775)    (260,874)          (724,649)
                                     ----------     ---------        ----------

Balance at December 31, 1993          1,316,121      442,459          1,758,580

Capital contributions                   320,000      180,000            500,000
Net loss                               (373,646)    (210,176)          (583,822)
                                     ----------     ---------        ----------

Balance at December 31, 1994          1,262,475      412,283          1,674,758

Capital contributions (unaudited)       160,000       90,000            250,000
Net loss (unaudited)                   (226,896)    (127,629)          (354,525)
                                     ----------     ---------        ----------

Balance at September 30, 1995
 (unaudited)                        $ 1,195,579      $374,654       $ 1,570,233
                                     ----------     ---------        ----------
                                     ----------     ---------        ----------


See accompanying notes to financial statements.

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                            Statements of  Cash Flows


                                                                  August 6, 1993
                               Nine Months Ended    Year Ended    (inception) to
                                  September 30,     December 31,   December 31,
                                      1995              1994           1993
                                  -------------     ------------    ------------
                                   (unaudited)
Cash flows from operating
 activities:
  Net loss                              $(354,525)    $ (583,822)    $(724,649)
  Adjustments to reconcile net
   loss to net cash provided by (used
   in) operating activities:
       Depreciation and amortization      309,515        573,175       194,186
       Decrease (increase) in trade
        accounts receivable                 8,963         49,294        (4,041)
       Decrease (increase) in accounts
         receivable from related party      3,976         76,313       (80,289)
       Decrease (increase) in prepaid
         expenses                             380        (20,984)      (25,122)
       (Decrease) increase in trade
         accounts payable                 (41,366)        35,392         6,412
       (Decrease) increase in accounts
         payable to related party        (142,942)       (75,698)      218,640
       (Decrease) increase in other
         accrued expenses                  15,094         (9,411)       79,043
       (Decrease) increase in deferred
         revenue                            9,648         (2,708)        2,326
       Increase in customer deposits        2,047         14,313           580
                                       ----------     ----------    ----------
        Net cash provided by (used in)
         operating activities            (189,210)        55,864      (332,914)

Cash flows from investing activities -
  disposals of (additions to) property
  and equipment, net                       59,470       (562,121)     (233,246)
Cash flows from financing activities-
  capital contributions in cash           250,000        500,000       675,000
                                       ----------     ----------    ----------
        Net (decrease) increase in cash   120,260         (6,257)      108,840
Cash at beginning of period               102,583        108,840            --
                                       ----------     ----------    ----------
Cash at end of period                   $ 222,843      $ 102,583     $ 108,840
                                       ----------     ----------    ----------
                                       ----------     ----------    ----------

Supplemental schedule of noncash
  investing and financing activities:
     Initial capital contributions on
      August 6, 1993 (inception):
       Cash contributions                                           $  100,000
       Paging rental equipment                                         712,803
       Other property and equipment                                    489,126
       Licenses and goodwill                                           650,645
                                                                    ----------
                                                                    $1,952,574
                                                                    ----------
                                                                    ----------

  Additional capital contributions during the period
     from August 6, 1993 (inception) to December 31, 1993:
       Cash contributions                                           $  575,000
       Trade accounts receivable, net                                   74,736
       Deferred revenue                                                (49,478)
       Customer deposits                                               (69,603)
                                                                    ----------
                                                                      $530,655
                                                                    ----------
                                                                    ----------

See accompanying notes to financial statements.

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                          Notes to Financial Statements

                           December 31, 1994 and 1993

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PARTNERSHIP OPERATIONS

   Sun Paging Communications (the Joint Venture) was formed on August 6, 1993 by Palmer Communications Incorporated (Palmer), a 64 percent partner, and American Mobilphone, Inc. (AMI), a 36 percent partner, to operate a combined paging and communications business in central and southwest Florida. The initial term of the joint venture agreement expires on December 31, 1995, subject to a negotiated renewal by Palmer and AMI.

   FINANCIAL STATEMENT BASIS

   The accompanying financial statements have been prepared on the basis of historical cost prior to the contribution of net assets by Palmer and AMI to the Joint Venture. The 1993 statements of operations, partners' equity, and cash flows present activity from August 6, 1993 (inception) to December 31, 1993 and do not present operations of the businesses prior to the joint venture agreement.

   The 1993 statement of operations presents expenses of the Joint Venture from August 6, 1993 (inception) to December 31, 1993, however revenues are only presented from December 1, 1993 (date of regulatory approval) to December 31, 1993.

   The financial statements do not include the assets and liabilities of the partners.

   PROPERTY AND EQUIPMENT

   Property and equipment are stated at cost. Depreciation is provided principally by the straight-line method over the estimated useful lives ranging from 5 to 32 years.

   LICENSES AND GOODWILL

   Licenses consist of costs allocated to the FCC licenses in conjunction with acquisitions of the paging systems, by the joint venture partners, which occurred prior to August 6, 1993. The licenses are amortized using the straight-line method over 10 years.

   The excess of total consideration over the amounts assigned to identifiable assets at the date of purchase of paging systems by the joint venture partners, which occurred prior to August 6, 1993, is recorded as goodwill. Goodwill is being amortized using the straight-line method over primarily a 40 year period.

   INCOME TAXES

   The financial statements make no provisions for income taxes, as gains and losses of the Joint Venture are included in the income tax returns of the individual partners.

(2) PARTNERS' EQUITY

   In accordance with the joint venture agreement, the partners' proportionate share in cash distributions from current operations and net income or loss is calculated by dividing the partners' capital contribution, as valued in the joint venture agreement, by total partners' capital contributions.

                            SUN PAGING COMMUNICATIONS
                                (A Joint Venture)

                    Notes to Financial Statements, Continued

   The allocation of gain or loss to the partners arising from the sale of property will be in the same proportion as they share net income or net loss of the Joint Venture.

(3) RELATED PARTY TRANSACTIONS

   During the year ended December 31, 1994 and the period from August 6, 1993
      (inception) to December 31, 1993, AMI paid certain expenses on behalf of the Joint Venture. The accounts payable to AMI as of December 31, 1994 and 1993 was $142,942 and $218,640, respectively. In addition, the Joint Venture had a receivable from AMI as of December 31, 1994 of $3,976 and a receivable from Palmer as of December 31, 1993 of $80,289.

   The Joint Venture has a management agreement with AMI for management of the day-to-day operations of the Joint Venture. This agreement provides for a monthly management fee of $5,000 through December 31, 1993 and $4,000 thereafter. A management fee of $48,000 and $24,194 was charged to operations for the year ended December 31, 1994 and the period from August 6, 1993 (inception) to December 31, 1993, respectively. Trade accounts payable and other accrued expenses both include accruals of $5,000, respectively, for unpaid management fees to AMI as of December 31, 1993.

   The Joint Venture leases certain tower space from Palmer, see note 4.

(4) LEASES

   The Joint Venture, as lessee, has various noncancelable leases for certain paging facilities, office buildings, and office equipment, all of which are classified as operating leases. Several of the leases are with a related party. Rent expense under noncancelable leases amounted to approximately $250,500 and $92,300 (of which $15,800 and $9,500, respectively, was paid to a related party) for the year ended December 31, 1994 and the period from August 6, 1993 (inception) to December 31, 1993, respectively. At December 31, 1994, the approximate minimum rental commitments under noncancelable operating leases are as follows:

                                          Related
                                           Party       Others
                                          --------    --------
        Year ending December 31:
          1995                             $15,800    $211,100
          1996                              15,800      55,000
          1997                              15,800      55,700
          1998                              10,500      22,000
          1999                                  --       8,300
                                          --------    --------
                                           $57,900    $352,100
                                          --------    --------
                                          --------    --------

(5) SUBSEQUENT EVENT

   On July 26, 1995, the Joint Venture, Palmer, and AMI entered into a letter of intent to sell substantially all of the assets of the Joint Venture for approximately $2,600,000, subject to adjustment based on recurring monthly revenue as defined in the agreement.